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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 MARCH 28, 2001
                        (Date of earliest event reported)


                                     0-24339
                            (Commission File Number)


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                               INKTOMI CORPORATION
             (Exact name of Registrant as specified in its charter)

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               DELAWARE                                  94-3238130
        (State of Incorporation)            (I.R.S. Employer Identification No.)


                             4100 EAST THIRD AVENUE
                          FOSTER CITY, CALIFORNIA 94404
                    (Address of principal executive offices)





                                 (650) 653-2800
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On March 28, 2001, Inktomi Corporation ("Inktomi"), the Registrant, consummated its divestiture of its Commerce Division pursuant to an Asset Purchase Agreement dated as of January 18, 2001 by and between e-centives, Inc. ("e-centives") and Inktomi. Under the agreement, Inktomi sold the business assets of its Commerce Division and e-centives hired certain employees of the Commerce Division. In exchange for the assets, consisting primarily of contracts, intellectual property and computer equipment, Inktomi received 2,551,700 shares of Common Stock of e-centives, of which 382,755 shares are held in escrow pending satisfaction of certain performance criteria, and 627,925 shares are held in escrow subject to claims for indemnity by e-centives. Inktomi also received a warrant to purchase up to 1,860,577 shares of e-centives on or after March 28, 2006, which will become exercisable upon the achievement of certain performance criteria by the Commerce Division.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Pursuant to Item 7 of Form 8-K, certain financial information is required.

(a)     Pro Forma Financial Information.

        The requirement to include pro forma financial information is met through the inclusion of supplemental financial information as Exhibit 99.1.

(b)     Exhibits.


      Exhibit No.        Description
      -----------        -----------
      2.1                Asset Purchase Agreement between e-centives, Inc. ("Buyer") and
                         Inktomi Corporation ("Seller"), dated January 18, 2001

      2.2                Amendment No. 1 to Asset Purchase Agreement

      2.3                Amendment No. 2 to Asset Purchase Agreement

      2.4                Amendment No. 3 to Asset Purchase Agreement

      2.5                e-centives, Inc. Common Stock Purchase Warrant

      99.1               Inktomi Corporation Pro Forma Condensed
                         Consolidated Financial Information


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INKTOMI CORPORATION

Dated: April 12, 2001                           By: /s/ JERRY M. KENNELLY
                                                -----------------------------
                                                Jerry M. Kennelly
                                                Executive Vice President and
                                                Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.          Description
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
2.1                  Asset Purchase Agreement between e-centives, Inc. ("Buyer") and Inktomi
                     Corporation ("Seller"), dated January 18, 2001

2.2                  Amendment No. 1 to Asset Purchase Agreement

2.3                  Amendment No. 2 to Asset Purchase Agreement

2.4                  Amendment No. 3 to Asset Purchase Agreement

2.5                  e-centives, Inc. Common Stock Purchase Warrant

99.1                 Inktomi Corporation Pro Forma Condensed Consolidated Financial
                     Information

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